EXHIBIT 4.4



                          SUPPLEMENTAL INDENTURE NO. 7


                          dated as of October 25, 2000

                                      among

                      TRIARC CONSUMER PRODUCTS GROUP, LLC,
                          SNAPPLE BEVERAGE GROUP, INC.,
                                   as Issuers,

                     SBG HOLDINGS INC., as Successor Issuer

                     the SUBSIDIARY GUARANTORS party hereto,

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee


                           --------------------------

                   10 1/4% Senior Subordinated Notes due 2009

                  THIS SUPPLEMENTAL INDENTURE No. 7 (this "Supplemental Indenture"), dated as of October 25, 2000, among TRIARC CONSUMER PRODUCTS GROUP, LLC, a Delaware limited liability company (the "Company"), SNAPPLE BEVERAGE GROUP, INC. a Delaware corporation formerly known as Triarc Beverage Holdings Corp. ("Snapple," and together with the Company, the "Issuers"), SBG HOLDINGS INC., a Delaware corporation (the "Successor"), the Subsidiary Guarantors party hereto, as guarantors, and THE BANK OF NEW YORK, as Trustee (the "Trustee").

                                    RECITALS

                  WHEREAS, the Issuers, the Subsidiary Guarantors, and the Trustee entered into the Indenture, dated as of February 25, 1999 (as supplemented by Supplemental Indenture No. 1 dated as of February 26, 1999, Supplemental Indenture No. 2 dated as of September 8, 1999, Supplemental Indenture No. 3 dated as of December 6, 1999, Supplemental Indenture No. 4 dated as of January 2, 2000, Supplemental Indenture No. 5 dated as of the date hereof and Supplemental Indenture No. 6 dated as of the date hereof, and as otherwise amended, supplemented and modified from time to time, the "Indenture"), relating to the Issuers' 10 1/4% Senior Subordinated Notes due 2009 (the "Notes");

                  WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of September 15, 2000 (the "Merger Agreement"), by and among Cadbury Schweppes plc, CSN Acquisition Inc. ("Merger Sub SB"), CRC Acquisition Inc. ("Merger Sub RC"), Triarc Companies, Inc., a Delaware corporation ("Triarc Parent"), Snapple and Royal Crown Company, Inc., a Delaware corporation ("RC"), the Company is conveying and transferring, and the Successor is acquiring, substantially all of the assets of the Company through the merger of Merger Sub SB with and into Snapple and the merger of Merger Sub RC with and into RC (the "Transaction");

                  WHEREAS, Section 5.01(a)(i) of the Indenture provides that a Person which acquires by conveyance, transfer or lease substantially all the assets of the Company shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental to the Indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Notes and the Indenture;

                  WHEREAS, Section 5.02 of the Indenture provides that upon the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 of the Indenture, the successor corporation to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for the Company under the Indenture, and the predecessor Company shall be released from all of its obligations under the Indenture and the Notes.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

                  Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

                  Section 2. The Successor, by its execution of this Supplemental Indenture, hereby agrees to assume all of the Company's obligations under the Notes and the Indenture and to be bound by the terms of the Notes and the Indenture applicable to the Company, upon the completion of the Transaction.

                  Section 3. The Company is released from all of its obligations under the Indenture and under the Notes, in accordance with Section 5.02 of the Indenture.

                  Section 4. Snapple, as the surviving Person in the merger with Merger Sub SB, acknowledges and reaffirms its obligations as an Issuer of the Notes under the Indenture, and RC, as the surviving Person in the merger with Merger Sub RC, acknowledges and reaffirms its obligations under its Subsidiary Guaranty and the Indenture.

                  Section 5. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  Section 6. The recitals herein contained are made by the Issuers and the Successor, and the Trustee assumes no responsibility for the correctness thereof.

                  Section 7. This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

                  Section 8. This Supplemental Indenture is an amendment supplemental to the Indenture and said Indenture and this Supplemental Indenture shall henceforth be read together.

                  IN WITNESS WHEREOF, the parties have duly executed and delivered this Supplemental Indenture or have caused this Supplemental Indenture to be duly executed on their respective behalf by their respective officers thereunder duly authorized, as of the day and year first above written.


                                   TRIARC CONSUMER PRODUCTS
                                     GROUP, LLC, as Issuer


                                   By:  /s/ John L. Barnes, Jr.
                                        ---------------------------------------
                                        Name:  John L. Barnes, Jr.
                                        Title: Executive Vice President


                                   SNAPPLE BEVERAGE GROUP, INC.,
                                     as Issuer


                                   By:  /s/ John L. Barnes, Jr.
                                        ---------------------------------------
                                        Name:  John L. Barnes, Jr.
                                        Title: Executive Vice President


                                   SBG HOLDINGS INC.
                                   as Successor Issuer

                                   By:  /s/ Bruce Futterer
                                        ---------------------------------------
                                        Name:  Bruce Futterer
                                        Title: Secretary and Treasurer


                                   RCAC, LLC
                                   as a Subsidiary Guarantor


                                   By:  /s/ John L. Barnes, Jr.
                                        ---------------------------------------
                                        Name:  John L. Barnes, Jr.
                                        Title: Executive Vice President


                                   ARBY'S ACQUISITION, LLC
                                   as a Subsidiary Guarantor


                                   By:  /s/ John L. Barnes, Jr.
                                        ---------------------------------------
                                        Name:  John L. Barnes, Jr.
                                        Title: Executive Vice President

                                   PROMOCIONES HOLDINGS, LLC
                                   as a Subsidiary Guarantor


                                   By:  /s/ Brian L. Schorr
                                        ---------------------------------------
                                        Name:  Brian L. Schorr
                                        Title: Executive Vice President


                                   MISTIC BRANDS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Brian L. Schorr
                                        ---------------------------------------
                                        Name:  Brian L. Schorr
                                        Title: Executive Vice President


                                   STEWART'S BEVERAGES, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Brian L. Schorr
                                        ---------------------------------------
                                        Name:  Brian L. Schorr
                                        Title: Executive Vice President


                                   OLD SAN FRANCISCO SELTZER, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Brian L. Schorr
                                        ---------------------------------------
                                        Name:  Brian L. Schorr
                                        Title: Executive Vice President

                                   FOUNTAIN CLASSICS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Brian L. Schorr
                                        ---------------------------------------
                                        Name:  Brian L. Schorr
                                        Title: Executive Vice President


                                   SNAPPLE BEVERAGE CORP.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   SNAPPLE INTERNATIONAL CORP.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   SNAPPLE CARIBBEAN CORP.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President

                                   SNAPPLE WORLDWIDE CORP.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   SNAPPLE FINANCE CORP.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   PACIFIC SNAPPLE DISTRIBUTORS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   MR. NATURAL, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President

                                   MILLROSE DISTRIBUTORS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   MPAS HOLDINGS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   MILLROSE, L.P.
                                   as a Subsidiary Guarantor

                                        By:  MILLROSE DISTRIBUTORS, INC., as
                                             general partner


                                             By:  /s/ Stuart I. Rosen
                                                  -----------------------------
                                                  Name:  Stuart I. Rosen
                                                  Title: Vice President


                                   SNAPPLE DISTRIBUTORS OF LONG ISLAND,
                                   INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President

                                   KELRAE, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   RC LEASING, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   ROYAL CROWN BOTTLING COMPANY OF
                                   TEXAS
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   ROYAL CROWN COMPANY, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President

                                   RETAILER CONCENTRATE PRODUCTS, INC.
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   TRIBEV CORPORATION
                                   as a Subsidiary Guarantor


                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Name:  Stuart I. Rosen
                                        Title: Vice President


                                   THE BANK OF NEW YORK, as Trustee


                                   By:  /s/ Julie Salovitch-Miller
                                        ---------------------------------------
                                        Name:  Julie Salovitch-Miller
                                        Title: Vice President